THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln VULONE 2021

Supplement dated October 16, 2023 to the Product Prospectus dated May 1, 2023:

This Supplement outlines changes to the prospectus for Lincoln VULONE 2021 that will be applicable for applications received on or after November 13, 2023.

Please refer to the May 1, 2023 prospectus for a discussion of all other provisions of your Policy that are not discussed in this Supplement.

This Supplement is for informational purposes and requires no action on your part. Please also note that certain terms used in this Supplement are defined within the sentences where they appear, in the relevant provisions of the prospectus or in the prospectus Special Terms provision, as amended by this Supplement.

The prospectus is being amended as follows (in the order of how these respective provisions appear in the prospectus):

Changes to the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” (pg. 13):

The following footnote has been added under the Bonus Rider:

Charge	When Charge is Deducted	Amount Deducted
Bonus Rider	Monthly	0.208333% [10]

10 This rider will no longer be available for applications received on or after November 13, 2023.

Changes to the “Rider Charges” section (pg. 27):

The following sentence in bold has been added to the first paragraph:

Bonus Rider. This Rider will no longer be available for applications received on or after November 13, 2023. There is a monthly Bonus Rider Charge if you elect this Rider. A Bonus Option will be started on the Initial Bonus Option Start Date and each Bonus Option Start Date that the Bonus Rider is active and the Policy has Separate Account Value. A monthly Bonus Rider Charge is subtracted from the Separate Account Value one business day prior to each Bonus Option Start Date. The Bonus Rider Charge will be subtracted from any Sub-Account(s) in the same proportion as the balances invested in the total of such Sub-Account(s) as of the Bonus Option Date. The Bonus Rider Charge is based on (a) the monthly Bonus Rider Charge Rate shown in the Policy Specifications; and (b) multiplied by the Separate Account Value on the Bonus Option Date. The Bonus Rider Charge will not be subtracted from the Policy’s Fixed Account; it will only be subtracted from the Separate Account Value.

Changes to the “Other Benefits Available Under The Policy” section (pg. 37):

The third bullet point has been added to the No-Lapse Enhancement Rider under the Brief Description of Restriction/Limitations column:

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
No-Lapse Enhancement Rider	Prevents lapse if the Policy’s Surrender Value is insufficient to cover the Monthly Deductions.	Standard

• Automatically issued at Policy purchase.

• You may not allocate Accumulation Value and Premium Payments to the money market Sub-Account except for purposes described in the “Right to Examine Period” section, as an account from which to transfer funds for the Dollar Cost Averaging program as described in the section headed “Optional Sub-Account Allocation Programs”, and in the event of a fund liquidation as described in the section headed “Sub-Account Availability and Substitution of Funds”.
• For applications received on or after November 13, 2023, the Guaranteed Minimum Death Benefit Option 1 will no longer be available.
• For applications received on or after May 15, 2023, significant investment restrictions apply so long as the rider remains in effect.

• Maintaining Automatic Rebalancing with the applicable allocation requirements, as described in this prospectus, is required to keep this rider in force.

The second bullet point has been added to the Bonus Rider under the Brief Description of Restriction/Limitations column:

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Bonus Rider

Uses a portion of the Separate Account Value to create an Open Bonus Option. The new Open Bonus Option will credit a Bonus Rider Benefit Amount, if any, to the Accumulation Value on its Bonus Option Maturity

Date.

Optional

• Available at Policy purchase only.

• This rider will no longer be available for applications received on or after November 13, 2023.
• If the Insured is on total disability as provided and defined under any Waiver of Monthly Deduction Rider, the Bonus Rider will be inactive.
• If the Policy’s death benefit is being accelerating under any Long-Term Care Rider: no Bonus Rider charge will be deducted, no new bonus options will be started, and any Bonus Rider benefit amounts will be applied to the Fixed Account.

Changes to the “No-Lapse Enhancement Rider” sub-section “Impact on Guaranteed Minimum Death Benefit Options” section (pg. 39):

The sentence in bold has been added under Option 1:

Impact on Guaranteed Minimum Death Benefit Options: At the time of application, you will elect a Guaranteed Minimum Death Benefit Option. Once elected, the GMDB Option cannot be changed. The following are the two options:

•	Option 1: This Option will no longer be available for applications received on or after November 13, 2023. Until the Insured’s Attained Age 90, the GMDB will be the Initial Specified Amount less any decreases in the Specified Amount. At the Insured’s Attained Age 90, the GMDB will automatically be reduced and set equal to the Initial Specified Amount minus any benefit payments under an acceleration of benefits or the Long-Term Care Rider, multiplied by 50%, unless the GMDB at the Insured’s Attained Age 90 is below this amount.

•	Option 2: The Initial Specified Amount less any decreases in the Specified Amount.

Changes to the “Long-Term Care Rider” sub-section “No-Lapse Enhancement Rider” (pg. 61):

The following paragraph has been revised:

For purposes of determining the LTC Benefit available to you, if Guaranteed Minimum Death Benefit Option 1, if available and is selected, the amount of LTC benefit will be limited based on the Maximum Monthly LTC Benefit Percentage that you select at issue. The benefit will equal the lesser of 50% of the Initial Specified Amount or the LTC Benefit cap.

Changes to the “Bonus Rider” section (pg. 64):

The following sentence in bold has been added to the first paragraph:

Bonus Rider: This Rider will no longer be available for applications received on or after November 13, 2023. You must apply for this rider at the time you apply for your Policy. The rider can provide a Bonus Rider Benefit Amount if the Bonus Rider Conditions are met. The Bonus Rider Benefit Amount uses the change in value of the S&P 500 Index to calculate a credit that will be applied to the Separate Account Value or Fixed Account Value, subject to the change in the value of the Index and certain factors as shown in your Policy Specifications.

Please retain this Supplement for future reference.